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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          June 14, 2001 (June 4, 2001)
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                Date of Report (Date of earliest event reported)


                            Harvard Industries, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-21362                    21-0715310
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


       3 Werner Way,  Lebanon, New Jersey                   08833
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    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (908) 437-4100

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Item 5. Other Events.

I.          New $65 Million Senior Secured Credit Facility

            The Company entered into a new senior secured credit facility dated May 31, 2001 with The CIT Group/Business Credit, Inc. and Citicorp USA, Inc. of up to $65 Million, secured by substantially all of the assets of the Company and its domestic and foreign subsidiaries. The credit facility provides for up to $45 million of revolving credit borrowings with a $15 million sub-limit letter of credit facility, and two $10 million term loans. The amount that may be borrowed under the credit facility from time to time will be based on the value of the Company's accounts receivable, inventory, and equipment, among other things. The proceeds of the revolving credit borrowings will be used to finance working capital and other general corporate purposes. The proceeds of the term loans and a portion of the revolving credit borrowings were used to satisfy obligations under its former credit facility with General Electric Capital Corporation ("GECC").

II.         New $10 Million Junior Secured Credit Facility

            The Company entered into a new $10 million junior secured credit facility dated May 31, 2001 with Hilco Capital LP, secured by substantially all of the assets of the Company and its domestic and foreign subsidiaries. The credit facility provides for a $10 million term loan. The proceeds of the term loan were used to partially satisfy obligations under its credit facility with General Electric Capital Corporation ("GECC"). Hilco also acquired 500,596 shares of Harvard Industries, Inc. common stock representing approximately 5% of the issued and outstanding shares on the closing date and the right to purchase additional shares in the future in order to maintain its interest in the Company's common equity.

III.        Satisfaction and Termination of $45 Million Senior Secured Credit
            Facility

            The Company used of the proceeds of the term loans and borrowings under the revolving credit facility from The CIT Group/Business Credit, Inc., Citicorp USA, Inc. and Hilco Capital LP, to satisfy all obligations under its $45 million senior secured revolving credit facility with General Electric Capital Corporation ("GECC").

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



(c) Exhibits

Exhibit 4.1 Securities Purchase Agreement, as of June 4, 2001 between Harvard Industries, Inc. and Hilco Finance LLC.

Exhibit 10.1 Financing Agreement, dated as of May 31, 2001, among The CIT Group/Business Credit, Inc., Citicorp USA, Inc., Citibank, N.A. and Harvard Industries, Inc.

Exhibit 10.2 Financing Agreement, dated May 31, 2001, between Hilco Capital LP and Harvard Industries, Inc.

Exhibit 99.1 Press Release, dated June 13, 2001, announcing establishment of a new senior secured credit facility with The CIT Group/Business Credit, Inc., Citicorp USA, Inc. and a new junior secured credit facility with Hilco Capital LP.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2001              HARVARD INDUSTRIES, INC.


                                    By: /s/ David A. White
                                        -------------------------------------
                                        Name: David A. White
                                        Title: Vice President and Secretary


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EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

Exhibit 4.1 Securities Purchase Agreement, as of June 4, 2001 between Harvard Industries, Inc. and Hilco Finance LLC.

Exhibit 10.1 Financing Agreement, as of May 31, 2001, among The CIT Group/Business Credit, Inc., Citicorp USA, Inc., Citibank, N.A. and Harvard Industries, Inc.

Exhibit 10.2 Financing Agreement, dated May 31, 2001, between Hilco Capital LP and Harvard Industries, Inc.

Exhibit 99.1 Press Release, dated June 13, 2001, announcing establishment of a new senior secured credit facility with The CIT Group/Business Credit, Inc., Citicorp USA, Inc. and a new junior secured credit facility with Hilco Capital LP.